SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 2, 2005

Global Equities Portfolio. On September 8, 2005, the Board of Trustees approved the termination of Alliance ("Alliance") as subadviser to the Global Equities Portfolio. Effective November 1, 2005, J.P. Morgan Investment Management Inc. ("J.P. Morgan") will become the subadviser to the Global Equities Portfolio.

Under the section titled "MORE INFORMATION ABOUT THE PORTFOLIOS," under the heading "Investment Strategies" the disclosure regarding Growth Opportunities Portfolio is deleted in its entirety and replaced with the following:
Global Equities Portfolio
What are the Portfolio's principal investments?	- Equity securities (at least 80%) - large-cap stocks - mid-cap stocks - small-cap stocks - Foreign Securities
What other types of investments or strategies may the Portfolio use to a significant extent?	- Foreign securities - emerging markets
What other types of investment may the Portfolio use as part of efficient portfolio management or to enhance return?	- Short-term investments - Currency transactions - Defensive instruments - Borrowing for temporary or emergency purposes (up to 33 1/3%) - Options and futures
What additional risks normally affect the Portfolio?

-  Active trading
-  Currency volatility
-  Derivatives
-  Emerging markets
-  Foreign exposures
-  Growth Stocks
-  Hedging
-  Market volatility
-  Securities selection
-  Large cap companies
-  Small and medium sized companies

In the section titled "MANAGEMENT," under the heading "Information about the Subadvisers," the following disclosure is added:

J.P. Morgan Investment Management Inc. J.P. Morgan is a Delaware corporation and is an indirect wholly-owned subsidiary of JP Morgan Chase & Co. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of March 31, 2005, J.P. Morgan together with its affiliated companies, had approximately $790 billion in assets under management.

In addition under the same section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the Growth Opportunities Portfolio is deleted in its entirety and replaced with the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Global Equities Portfolio	J.P. Morgan	- Sandeep Bhargava Managing Director and Portfolio Manager

Mr. Bhargava, as managing director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington, D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland.

Date: October 27, 2005

Class 1 (Versions A, B and D); Class 2 (Version G); Class 3 (Version II); Combined Version 1; and Combined Master